EXHIBIT 99

                             PATH 1 AND SISTOLIC
         UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial information gives effect of the disposition by Path 1 Network Technologies Inc. ("Path 1") of Sistolic, Path 1's Silicon Systems Business Unit. The unaudited pro forma combined condensed balance sheet is based on the combined financial statement as of December 31, 2001 of Path 1 and Sistolic and has been prepared to reflect the disposition by Path 1 of Sistolic as if the disposition had occurred as of December 31, 2001. The unaudited pro forma combined condensed statement of operations is based on the combined financial statements of Path 1 and Sistolic for the year ended December 31, 2001 and has been prepared to reflect the disposition by Path 1 of Sistolic as if the disposition had occurred as of December 31, 2001.

     The pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the disposition had been completed as of the beginning of the period presented, nor is it necessarily indicative of the future financial position or operating results of Path 1. The pro forma combined condensed financial information does not give effect to any cost savings or restructuring and disposition costs that may result from the sale by Path 1 of the Sistolic operations.

     The unaudited pro forma combined condensed financial information should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 2001 included in the Path 1's Form 10-K filed April 15, 2002.


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                        PATH 1 NETWORK TECHNOLOGIES INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                     (in US$, thousands, except share data)
                                   (unaudited)


                                                                Combined as of                  Proforma without
                                                              December 31, 2001    Sistolic         Sistolic
                                                            -------------------------------------------------------
ASSETS
Current assets:
 Cash and cash equivalents                                       $  1,181              -            $  1,181
 Marketable securities, available for sale                            552              -                 552
 Accounts receivable                                                  322              -                 322
 Other current assets                                                 285              -                 285
                                                            -------------------------------------------------------
      Total current assets                                          2,340              -                2,340


Property and equipment, net                                          482              117                365
Acquired technology, net                                             585              585                 -
Other assets                                                          11               -                  11
                                                            -------------------------------------------------------
Total assets                                                     $  3,418          $  702           $  2,716
                                                            ======================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable and accrued liabilities                       $   1,584          $ 686              $    898
 Accrued compensation and benefits                                    485             16                   469
                                                            -------------------------------------------------------
      Total current liabilities                                     2,069            702                  1,367

Commitments and contingencies

Stockholders' equity:

 Preferred stock, $0.001 par value. 10,000,000 shares authorized at December 31,
     2001 and 2000, no shares issued and outstanding at December 31, 2001 and
     2000
                                                                         -              -                     -
 Common stock, $0.001 par value;
      Class A - 20,000,000 shares authorized; 8,299,126                  8              -                     8
           and 8,183,901 shares issued and outstanding at
           December 31, 2001, and December 31, 2000
           respectively
 Additional paid-in capital                                           26,801            -                  26,801
 Notes receivable from stockholders                                      (86)           -                     (86)
 Deferred compensation                                                  (276)           -                    (276)
 Accumulated other comprehensive (loss) income                          (616)           -                    (616)
 Accumulated deficit                                                 (24,482)           -                  (24,482)
                                                            -------------------------------------------------------
      Total stockholders' equity                                        1,349            -                   1,349
                                                            -------------------------------------------------------
Total liabilities and stockholders' equity                            $ 3,418       $  702                 $ 2,716
                                                            =======================================================

 Note:  Customary footnotes omitted.


                                PATH 1 NETWORK TECHNOLOGIES INC.
                       CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (in US$, thousands, except per share amounts)
                                         (unaudited)

                                         Combined                             Proforma
                                        December 31,                           without
                                           2001           Sistolic             Sistolic
                                        ------------     ----------           ----------
Revenues:                                $ 2,219           $ 250               $ 1,969
                                        ------------     ----------           ----------
Operating expenses:
 Engineering research and development      4,235             848                3,387
 Sales and Marketing                         637             259                  378
 General and administrative                4,298             283                4,015
 Litigation settlement                      (650)             -                  (650)
 Stock based compensation                 (3,111)             -                (3,111)
 Impairment of acquired technology           689              -                   689
 Restructuring charge                        221              -                   221
                                         -----------      ----------          -----------
  Total operating expenses                (6,319)          (1,390)             (4,929)

Interest income, net                          93              -                    93
Loss on sale of securities                  (677)             -                  (677)
                                         -----------      ----------          -----------
Net loss                                  $(4,684)        $ (1,140)            $ (3,544)
                                         ===========      ==========           ===========

Loss per common share- basic and diluted  $ (0.57)                             $ (0.43)
                                         ===========                           ===========
Weighted average common shares
outstanding basic and diluted               8,228                                 8,288
                                         ===========                           ===========

Note: Customary footnotes omitted.
